--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


                          [$460,000,000] (APPROXIMATE)

                       SAXON ASSET SECURITIES TRUST 2000-4
             MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 2000-4
          CLASSES AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1
                         AV-1, MV-1, MV-2, BV-1 AND A-IO


                         SAXON ASSET SECURITIES COMPANY
                                    DEPOSITOR

                              SAXON MORTGAGE, INC.
                           SELLER AND MASTER SERVICER

                        MERITECH MORTGAGE SERVICES, INC.
                                    SERVICER


                                DECEMBER 4, 2000


                                       1
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

PRELIMINARY TERM SHEET                           DATE PREPARED: DECEMBER 4, 2000

                                  $460,000,000
                       SAXON ASSET SECURITIES TRUST 2000-4
             MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 2000-4

===========================================================================================
                   APPROX       WAL (YRS)      PYMT WINDOW      TRANCHE    EXPECTED RATINGS
CLASS (1)        CLASS SIZE    CALL/MAT (3)     CALL/MAT         TYPE       MOODY'S/FITCH
---------        ----------    ------------     --------         ----       -------------
AF-1(5)           44,600,000       0.85        1/01 - 5/02     Fixed-Seq      [Aaa/AAA]
AF-2(5)           37,000,000       2.00        5/02 - 8/03     Fixed-Seq      [Aaa/AAA]
AF-3(5)           16,600,000       3.00        8/03 - 6/04     Fixed-Seq      [Aaa/AAA]
AF-4(4)(5)        28,800,000       4.98        6/04 - 5/08     Fixed-Seq      [Aaa/AAA]
AF-5(2)(4)(5)     14,350,000       7.43        5/08 - 5/08     Fixed-Seq      [Aaa/AAA]
AF-6(4)(5)        15,700,000       6.28        1/04 - 5/08     Fixed-NAS      [Aaa/AAA]
MF-1(2)(4)(5)     10,800,000       5.73        1/04 - 5/08     Fixed-Mez      [Aa2/AA]
MF-2(2)(4)(5)      7,650,000       5.73        1/04 - 5/08     Fixed-Mez      [A2/A]
BF-1(4)(5)         4,500,000       5.73        1/04 - 5/08     Fixed-Sub      [Baa2/BBB]
-------------------------------------------------------------------------------------------
AV-1(2)(4)(6)    233,100,000       2.46        1/01 - 5/08     Float-Sen      [Aaa/AAA]
MV-1(2)(4)(6)     22,400,000       4.65        3/04 - 5/08     Float-Mez      [Aa2/AA]
MV-2(2)(4)(6)     15,400,000       4.59        2/04 - 5/08     Float-Mez      [A2/A]
BV-1(2)(4)(6)      9,100,000       4.55        1/04 - 5/08     Float-Sub      [Baa2/BBB]
-------------------------------------------------------------------------------------------

TOTAL           $460,000,000
===========================================================================================

(1) The Group I Certificates consist of Classes AF-1, AF-2, AF-3, AF-4, AF-5, AF-6 (the "CLASS AF CERTIFICATES" or "GROUP I SENIOR CERTIFICATES"), Classes MF-1 and MF-2 (the "CLASS MF CERTIFICATES") and Class BF-1 Certificates. The Group I Certificates are backed primarily by the Group I Mortgage Loans. The Group II Certificates consist of Class AV-1 (the "CLASS AV CERTIFICATES" or "GROUP II SENIOR CERTIFICATES"), Class MV-1 and Class MV-2 (the "CLASS MV CERTIFICATES") and Class BV-1 Certificates. The class sizes are subject to a +/- 5% variance.

(2) The Certificates are subject to a 10% Clean-up Call (as described herein). The coupon on the Class AF-5, Class MF-1 and Class MF-2 Certificates will increase by [0.50%]; the margin on the Class AV-1 Certificates will increase to 2 times the initial margin; and the margin on the Class MV-1, Class MV-2 and Class BV-1 Certificates will increase to 1.5 times their initial margin after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4)  Priced to Call.

(5)  Subject to the Group I Net WAC Cap.

(6)  Subject to the Group II Available Funds Cap.


                                       2
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                                I/O CERTIFICATES

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------
          Expected                                 Expected
          Initial                                  Payment      Expected Ratings
          Notional       Interest    Principal     Window       ----------------
Class     Amount         Type        Type          (mos)        Moody's    Fitch
--------------------------------------------------------------------------------
A-IO      76,700,000     Fixed       Notional       1-31        Aaa        AAA
--------------------------------------------------------------------------------


                  EXPECTED CLASS A-IO NOTIONAL AMOUNT SCHEDULE

--------------------------------------------------------------------------------
There will be a Aaa/AAA rated interest-only class (Class A-IO), offered solely by Credit Suisse First Boston, Inc., relating to Loan Groups I and II with a coupon of 6.75% for the first 31 months and 0.0% for months 32 and beyond. The notional amount of Class A-IO is equal to the lesser of (i) the sum of the aggregate principal balance of the mortgage loans in Loan Groups I and II and
(ii) the following schedule:


  Period               Total Notional Amount   Fix Component   ARM Component

   1 - 3                     76,700,000         52,700,000       24,000,000
   4 - 6                     72,300,000         51,300,000       21,000,000
   7 - 9                     67,800,000         48,800,000       19,000,000
   10 - 12                   64,000,000         46,000,000       18,000,000
   13 - 15                   60,200,000         43,200,000       17,000,000
   16 - 18                   55,500,000         40,500,000       15,000,000
   19 - 21                   53,000,000         38,000,000       15,000,000
   22 - 24                   50,700,000         35,700,000       15,000,000
   25 - 27                   46,000,000         31,000,000       15,000,000
   28 - 30                   40,200,000         25,200,000       15,000,000
   31                        38,000,000         23,000,000       15,000,000
   32 and thereafter                  0                  0                0
--------------------------------------------------------------------------------


                                       3
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Depositor:                 Saxon Asset Securities Company

Seller and
Master Servicer:           Saxon Mortgage, Inc.

Servicer:                  Meritech Mortgage Services, Inc.

Lead Manager:              Credit Suisse First Boston

Co-Managers:               Bank of America Securities LLC, Chase Securities, and
                           Greenwich Capital Markets, Inc.

Trustee:                   Bankers Trust

Rating Agencies:           Moody's Investor Services Inc. ("MOODYS") and Fitch
                           IBCA ("FITCH").

Statistical Cut-off Date:  The close of business on November 21, 2000.

Closing Date:              On or about December [20], 2000.

Settlement Date:           December [20], 2000.

Distribution Date:         The 25th of each month (or next succeeding business
                           day), beginning January 25, 2001.

Registration:              The Certificates will be available in book-entry form
                           through DTC, Clearstream, Luxembourg and the Euroclear System.

Day Count:                 30/360 on the Group I Certificates and actual/360 on
                           the Group II Certificates.

Interest Accrual Period:   For the Group I Certificates interest will accrue
                           during the month immediately preceding the month in which such Distribution Date occurs. For the Group II
                           Certificates, interest will accrue from the preceding
                           Distribution Date (or, with respect to the first accrual period, the Closing Date) to and including the day prior to the related Distribution Date.

Cleanup Call:              The Master Servicer will have the right to exercise a
                           clean-up call on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-funding Amount.

Denominations:             $1,000 in original principal amount and integral
                           multiples.

Federal Tax Status:        The Certificates will be treated as REMIC regular
                           interest for Federal income tax purposes.

                                       4
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

ERISA: All the offered Certificates are expected to be "ERISA" eligible.

SMMEA: The Class AV-1 and Class MV-1 Certificates will be SMMEA eligible upon termination of the funding period relating to the Pre-funding Account. The remaining Certificates will not be SMMEA eligible.

Group I Pricing Speed:     Fixed rate Mortgage Loans: 100% FRM PPC. 100% FRM PPC
                           assumes that prepayments start at 2% CPR in month one, and increase to 22% CPR in month ten, and remain at 22% CPR thereafter (see table below).

Group II Pricing Speed:    Adjustable rate Mortgage Loans: 100% ARM PPC. 100%
                           ARM PPC assumes that prepayments start at 4% CPR in month one, and increase to 35% CPR in month 22, and remain at 35% CPR thereafter (see table below).

                           --------------------------------------------------
                                  Month          ARMS CPR      Fixed CPR
                                    1              4.000          2.000
                                    2              5.476          4.222
                                    3              6.952          6.444
                                    4              8.429          8.667
                                    5              9.905         10.889
                                    6             11.381         13.111
                                    7             12.857         15.333
                                    8             14.333         17.556
                                    9             15.809         19.778
                                    10            17.286         22.000
                                    11            18.762         22.000
                                    12            20.238         22.000
                                    13            21.714         22.000
                                    14            23.191         22.000
                                    15            24.714         22.000
                                    16            26.143         22.000
                                    17            27.619         22.000
                                    18            29.095         22.000
                                    19            30.572         22.000
                                    20            32.048         22.000
                                    21            33.524         22.000
                                    22            35.000         22.000
                                 23 - 360         35.000         22.000
                           --------------------------------------------------

                                       5
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Servicing Fee:             Approximately 0.57% of the aggregate principal
                           balance of the Group I Mortgage Loans and approximately 0.55% of the aggregate principal balance of the Group II Mortgage Loans (including the master servicing fee).

Group I
Net WAC Cap:               For any distribution date, the per annum interest
                           rate equivalent to the product of (i) twelve, and
                           (ii) a fraction, the numerator of which equals the total scheduled interest for the Group I Mortgage
                           Loans for the related due period, net of the Servicing Fee and the Fixed Component of the Class
                           A-IO interest, and the denominator of which is the outstanding principal balance of the Group I Mortgage
                           Loans at the beginning of the due period.

Group II
Available Funds Cap:       For any Distribution Date, the per annum interest
                           rate equivalent to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related accrual period (deemed to be 30 days for the first accrual period), and (ii) a fraction, the numerator of which is the total scheduled interest for the Group II Mortgage Loans (plus any portion of the
                           Capitalized Interest Amount payable with respect to the Group II Certificates) for the related due period, net of the Servicing Fee, Cap Premium, and the ARM Component of the Class A-IO interest, and the denominator of which is the outstanding principal balance of the Group II Certificates.

Cap Reserve Fund:          A reserve fund will be established into which cap
                           payments will be made in the event one month LIBOR exceeds the cap strike rate of [6.97]%. The funds will be used to cover losses in the deal to the extent that excess spread in the deal is insufficient. The reserve fund will have a targeted balance equal to the difference between the O/C target and the actual O/C amount. Any amount in the reserve fund in excess of the targeted balance will be released to the class R. The reserve fund is only available to support the deal against credit losses and will not be used to uncap the floaters or to pay available funds cap carryforwards.

Group II Certificates
Carryover Amount:          If on any Distribution Date the Pass Through Rate for
                           a Class of the Group II Certificates is based upon the Group II Available Funds Cap, an amount will be carried over equal to the sum of (i) the excess of
                           (A) the amount of interest that such Class would have been entitled to receive on such Distribution Date based on LIBOR plus the applicable margin (but not more than the weighted average of the maximum lifetime net Mortgage Interest Rates for Group II) over (B) the amount of interest such Class received on such Distribution Date based on the Group II
                           Available Funds Cap and (ii) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass
                           Through Rate, without giving effect to the Group II
                           Available Funds Cap).

Credit Enhancement:        Credit enhancement for each group of Certificates
                           will consist of (i) Excess Interest, (ii) Pledged
                           Prepayment Penalty Cashflow, (iii)
                           Overcollateralization, (iv) Bond Subordination, and
                           (v) Cap Payments (Group II only).

                                       6
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Overcollateralization:     On any Distribution Date, collections on the mortgage
                           loans in excess of the amount required to make interest and principal distributions on the Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

Expected Targeted
 Overcollateralization
Amount:                    GROUP I CERTIFICATES
                           Prior to the Step-down Date, [2.00]% of the aggregate Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding Amount. On and after the Step-down Date, (assuming a Trigger Event is not in effect), the greater of (1) the lesser of
                           (A) [2.00]% of the aggregate Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding Amount and (B) [4.00]% of the aggregate current principal balance of the Group I Mortgage Loans and (2) 0.50% of the aggregate Cut-Off Date Principal Balance of the Group I Mortgage Loans as of the Closing Date and the Pre-funding Amount.

                           GROUP II CERTIFICATES
                           Prior to the Step-down Date, [3.25]% of the aggregate Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding Amount. On and after the Step-down Date, (assuming a Trigger Event is not in effect), the greater of (1) the lesser of (A) [3.25]% of the aggregate Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding Amount and (B) [6.50]% of the aggregate current principal balance of the Group II Mortgage Loans and (2) 0.50% of the aggregate Cut-Off Date Principal Balance of the Group II Mortgage Loans as of the Closing Date and the Pre-funding Amount.

Expected Credit
Support Percentage:       Group I Certificates
                          --------------------------------------------------------------------------------
                          INITIAL CREDIT SUPPORT %                   AFTER STEP-DOWN DATE
                          Class AF-1 to Class AF-6     [12.75]%      Class AF-1 to Class AF-6     [29.50]%
                          Class MF-1                    [6.75]%      Class MF-1                   [17.50]%
                          Class MF-2                    [2.50]%      Class MF-2                    [9.00]%
                          Class BF-1                    [0.00]%      Class BF-1                    [4.00]%

                          --------------------------------------------------------------------------------

                          Group II Certificates
                          --------------------------------------------------------------------------------
                          INITIAL CREDIT SUPPORT %                   AFTER STEP-DOWN DATE
                          Class AV-1                   [16.75]%      Class AV-1                   [40.00]%
                          Class MV-1                    [8.75]%      Class MV-1                   [24.00]%
                          Class MV-2                    [3.25]%      Class MV-2                   [13.00]%
                          Class BV-1                    [0.00]%      Class BV-1                    [6.50]%

                          --------------------------------------------------------------------------------

Subordination:             If Excess Interest and Overcollateralization are
                           insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the subordinate certificates, in reverse order of seniority.

                                       7
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Stepdown Date:             With respect to a group, the earlier of

                           (1) the date on which the principal balance of the Senior Certificates of the related group is reduced to zero and

                           (2)  the later of: (x) the 37th Distribution Date and
                                (y) the first Distribution Date on which (i) with respect to Group I, the principal balance of the Group I Senior Certificates is less than or equal to [70.50]% of the principal balance of the Group I Mortgage Loans or (ii) with respect to Group II, the principal balance of the Group II Senior Certificates is less than or equal to [60.00]% of the principal balance of the Group II Mortgage Loans.

Distributions
of Interest:               On each Distribution Date, the interest funds for
                           that Distribution Date with respect to each group (in the case of Group II Certificates, after payment of the Cap Premium, any unpaid Cap Premium from prior distribution dates and any termination payment owing to the counterparty for that distribution date) are required to be distributed in the following order of priority until the interest funds have been fully distributed:

                           o To each class of the Class A Certificates for such Group and the related component of the Class A-IO Certificates, the current interest and any interest carry forward amount for such class and component on that Distribution Date; provided, however, if the interest funds and any amounts transferred from the Capitalized Interest Account for a Group of Mortgage Loans are not sufficient to make a full distribution of the current interest and any interest carry forward amount with respect to the Class A Certificates of such group and the related component of the Class A-IO Certificates, their interest funds will be distributed pro rata among each such class of the Class A Certificates and such component based on the ratio of:
                                o    The current interest and interest carry
                                     forward amount for that class or component to
                                o The total amount of current interest and any interest carry forward amount of the Class A Certificates of such group and such component;
                           o To the Class M-1 Certificates of the group, the current interest for that class and Distribution Date;
                           o To the Class M-2 Certificates of the group, the current interest for that class and Distribution Date;
                           o To the Class B-1 Certificates of the group, the current interest for that class and Distribution Date;
                           o Any remainder as described under "Excess Interest" below.

Pledged Prepayment
Penalty Cashflow:          The greater of (i) 50% of prepay penalty collections,
                           (ii) the Current Monthly Excess Spread Shortfall, and
                           (iii) the Cumulative Excess Spread Shortfall.

Current Monthly
Excess Spread Shortfall:   The greater of (i) the Targeted Current Monthly
                           Excess Spread (see tables below) less the Actual
                           Current Monthly Excess Spread and (ii) 0.

                                       8
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Cumulative Excess
Spread Shortfall:          The greater of (i) the Targeted Cumulative Excess
                           Spread (see tables below) less the sum of (a) the prior period Actual Cumulative Excess Spread and (b) the current period Actual Current Monthly Excess
                           Spread and (ii) 0.

Actual Current Monthly
Excess Spread:             Total collateral interest collected and advanced by
                           the servicer less the total bond interest owed for that period, Servicing Fee, and Cap premium (Group II only).

Actual Cumulative
Excess Spread:             The sum of the Actual Current Monthly Excess Spread
                           plus the Pledged Prepayment Penalty Cashflow for all prior periods.

Distributions of
Pledged Prepayment
Penalty Cashflow:          Pledged Prepayment Penalty Cashflow will be
                           distributed as interest on the certificates related to the Loan Group to which the Pledged Prepayment
                           Penalty Cashflow is attributable to the extent that interest payments on any such related class of certificates are determined based on, in the case of Group I Certificates, the Group I Net WAC Cap, or in the case of the Group II Certificates, the appropriate Available Funds Cap. For any Distribution
                           Date, the amount so distributed will equal the lesser of the total amount of Pledged Prepayment Penalty
                           Cashflow for a Loan Group for such date, or the aggregate interest that would have been payable on the related certificates at their stated interest rates determined without regard to the relevant caps and the amount payable at the capped rates. Any remaining Prepayment Penalty Cashflow will be distributable in the same manner as Excess Interest.

Excess Interest:
                           On each Distribution Date, the trust will generally apply any excess interest in the following order:

                           o To distribute an extra principal distribution amount on the related certificates;
                           o To distribute to the related subordinate certificates, in order of seniority, the amount of unpaid interest for prior Distribution Dates (excluding any carryover amount for Group II) on the related certificates and amounts in repayment of any realized losses previously allocated to those certificates;
                           o In the case of Group II, in order of seniority, to distribute any carryover amount;
                           o To distribute any remainder to the Class C and Class R Certificates.

                                       9
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Principal Cash Flow
Priority:                  On each Distribution Date, the Principal Distribution
                           Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal
                           Distribution Amount has been fully distributed:

                           o To the Class A Certificates of the group, the Class A Principal Distribution Amount for the group; provided, however, the Class A Principal Distribution Amount for group I is required to be distributed as follows: first, the Class AF-6 Distribution Amount to the class AF-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero; and the Class A Principal Distribution Amount for Group II shall be distributed to the AV-1 Certificates until the certificate principal balance of such Class has been reduced to zero; and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Class A Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Class A Certificates;
                           o To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;
                           o To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;
                           o To the Class B-1 Certificates of the group, the Class B-1 Principal Distribution Amount for that class;

Principal Distribution
Amount: The excess of (i) the sum of (A) all principal amounts collected or advanced on the mortgage loans during the related due period and (B) the lesser of
                           (I) excess interest funds for such Distribution Date and (II) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution Date over (ii) the amount, if any, by which the overcollateralization amount exceeds the Targeted Overcollateralization Amount for each Distribution Date.

                                       10
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class AF-6 Distribution
Amount:
                           For any Distribution Date, is equal to the product of:

                           o A fraction, the numerator of which is the Class AF-6 Certificate principal balance and the denominator of which is the Class A Certificate principal balance for Group I, in each case immediately prior to the Distribution Date,
                           o The Class A Principal Distribution Amount with respect to Group I for the Distribution Date and
                           o The applicable percentage for the Distribution Date set forth in the following table:

                                   DISTRIBUTION PERIODS             PERCENTAGE
                                   --------------------             ----------
                                           1-36                          0%
                                          37-60                         45%
                                          61-72                         80%
                                          73-84                        100%
                                       85 and after                    300%

                           However, the AF-6 Distribution Amount is limited to the Class A Principal Distribution Amount with respect to Group I.


Class A Principal
Distribution Amount:       For a group is:
                           o    With respect to any Distribution Date prior to
                                the related Step-down Date or as to which a Trigger Event exists for the group, 100% of the Principal Distribution Amount for the group and the Distribution Date and
                           o    With respect to any Distribution Date on or
                                after the related Step-down Date and as to which a Trigger Event is not in effect for the group, the excess of
                                o The related Class A Certificate principal balance immediately prior to the Distribution Date over the lesser of
                                o    [70.50]% for Group I ([60.00]% for Group
                                     II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                                o    the scheduled principal balances of the
                                     mortgage loans in the group on the
                                     preceding due date less 0.50% of the
                                     scheduled principal balances of the
                                     mortgage loans in the group as of the
                                     Cut-Off Date.

                                       11
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class M-1 Principal
Distribution Amount:       For a group, with respect to any Distribution Date on
                           or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of
                           o    the sum for the group of
                                o the related Class A Certificate principal balance (after giving effect to distributions on that date) and
                                o the related Class M-1 Certificate principal balance immediately prior to the Distribution Date over the lesser of
                                o    [82.50]% for Group I ([76.00]% for Group
                                     II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                                o    the scheduled principal balances of the
                                     mortgage loans in the group on the
                                     preceding due date less 0.50% of the
                                     scheduled principal balances of the
                                     mortgage loans in the group as of the
                                     Cut-Off Date.

Class M-2 Principal
Distribution Amount:       For a group, with respect to any Distribution Date on
                           or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of
                           o    the sum for the group of
                                o the related Class A Certificate principal balance (after giving effect to distributions on that date) ,
                                o the related Class M-1 Certificate principal balance (after giving effect to distributions on that date), and
                                o the related Class M-2 Certificate principal balance immediately prior to the Distribution Date over the lesser of
                                o    [91.00]% for Group I ([87.00]% for Group
                                     II) of the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                                o    the scheduled principal balances of the
                                     mortgage loans in the group on the
                                     preceding due date less 0.50% of the
                                     scheduled principal balances of the
                                     mortgage loans in the group as of the
                                     Cut-Off Date.

                                       12
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class B-1 Principal
Distribution Amount:       For a group, with respect to any Distribution Date on
                           or after the related Step-down Date and as long as a Trigger Event for the group is not in effect for the group, is the excess of the sum for the group of
                           o    the related Class A Certificate principal
                                balance (after giving effect to distributions on that date) ,
                           o    the related Class M-1 Certificate principal
                                balance (after giving effect to distributions on that date),
                           o    the related Class M-2 Certificate principal
                                balance (after giving effect to distributions on that date), and
                           o    the related Class B-1 Certificate principal
                                balance immediately prior to the Distribution Date over
                           the lesser of
                           o    [96.00]% for Group I ([93.50]% for Group II) of
                                the scheduled principal balances of the mortgage loans in the group on the preceding due date and
                           o    the scheduled principal balances of the mortgage
                                loans in the group on the preceding due date less 0.50% of the scheduled principal balances of the mortgage loans in the group as of the Cut-Off Date.

Trigger Event:             Occurs with respect to a loan group when 60+ day
                           delinquency percentage is greater than (x) 50% of the senior enhancement percentage for the Group I
                           Certificates or (y) 50% of the senior enhancement percentage for the Group II Certificates

Mortgage Loans:            As of the Statistical Cut-off Date, the aggregate
                           principal balance of the Mortgage Loans described herein was approximately $203,507,108.89 (the
                           "INITIAL MORTGAGE LOANS").

                           Between the Statistical Cut-Off Date and the Closing
                           Date the Seller expects to designate additional
                           mortgage loans for deposit in each Mortgage Loan
                           Group (the "ADDITIONAL MORTGAGE LOANS").
Group I
Mortgage Loans:            Fixed-Rate conventional home equity mortgage loans
                           secured by first and second liens. Loan Group I consists of Mortgage Loans with an aggregate balance of approximately $81,385,057.64 as of the Statistical
                           Cut-off Date.

Group II
Mortgage Loans:            Adjustable-Rate conventional home equity mortgage
                           loans secured by first liens. Loan Group II consists of Mortgage Loans with an aggregate balance of approximately $122,122,051.25 as of the Statistical
                           Cut-off Date.

Collateral Description:    For further information, please see the attached
                           collateral term sheet.

Pre-funding Amount:        A deposit of approximately $161,000,000 (the initial
                           "Pre-funding Amount") will be made to the Pre-funding
                           Account on the Closing Date. On or prior to [December
                           15,] 2000, (the "Pre-funding Period"), the
                           Pre-funding Amount will be used to purchase additional mortgage loans (the "SUBSEQUENT MORTGAGE
                           LOANS") (to the extent available) having similar characteristics as the Initial Mortgage Loans.

                                       13
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Capitalized Interest
Amount: On the Closing Date, a deposit (the "CAPITAL INTEREST AMOUNT") will be made to the Capitalized Interest Account, which will be applied to cover potential interest shortfalls during the Pre-funding Period due to the pre-funding feature and the long first period with respect to the Group II Certificates only.

Monthly
Servicer Advances:         The Servicer is required to advance scheduled
                           principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be nonrecoverable.

Prepayment
Interest Shortfall:        For any Distribution Date, with respect to any
                           mortgage loan prepaid in full during a prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the servicer with respect to the mortgage loan, in each case net of the servicing fee, except that month end interest does not accrue with respect to a payment of a mortgage loan during the period from first day of a month through the last day of the prepayment period ending during the month.

                           The Servicer will be obligated to pay from its own funds Prepayment Interest Shortfalls for any prepayment in full on a mortgage loan, but only to the extent of the Servicing Fee for the related due period.

                                       14
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Fixed
Targeted Current
Monthly Excess Spread:

                          -------------------------------------------------------------------------------------------------
                          Date               Amount           Date           Amount          Date           Amount
                          -------------------------------------------------------------------------------------------------
                          1/25/2001                       --  9/25/2002             168,038  5/25/2004              185,273
                          -------------------------------------------------------------------------------------------------
                          2/25/2001                  246,727  10/25/2002            168,825  6/25/2004              179,120
                          -------------------------------------------------------------------------------------------------
                          3/25/2001                  251,211  11/25/2002            156,770  7/25/2004              172,797
                          -------------------------------------------------------------------------------------------------
                          4/25/2001                  262,212  12/25/2002            145,033  8/25/2004              166,662
                          -------------------------------------------------------------------------------------------------
                          5/25/2001                  263,962  1/25/2003             159,573  9/25/2004              160,667
                          -------------------------------------------------------------------------------------------------
                          6/25/2001                  264,233  2/25/2003             147,757  10/25/2004             154,790
                          -------------------------------------------------------------------------------------------------
                          7/25/2001                  277,037  3/25/2003             136,207  11/25/2004             149,027
                          -------------------------------------------------------------------------------------------------
                          8/25/2001                  274,297  4/25/2003             157,539  12/25/2004             143,373
                          -------------------------------------------------------------------------------------------------
                          9/25/2001                  269,961  5/25/2003             146,688  1/25/2005              138,507
                          -------------------------------------------------------------------------------------------------
                          10/25/2001                 273,880  6/25/2003             136,467  2/25/2005              133,970
                          -------------------------------------------------------------------------------------------------
                          11/25/2001                 262,035  7/25/2003             138,972  3/25/2005              129,310
                          -------------------------------------------------------------------------------------------------
                          12/25/2001                 248,113  8/25/2003             258,766  4/25/2005              124,820
                          -------------------------------------------------------------------------------------------------
                          1/25/2002                  249,769  9/25/2003             250,178  5/25/2005              120,679
                          -------------------------------------------------------------------------------------------------
                          2/25/2002                  235,952  10/25/2003            240,476  6/25/2005              116,659
                          -------------------------------------------------------------------------------------------------
                          3/25/2002                  220,263  11/25/2003            232,329  7/25/2005              112,757
                          -------------------------------------------------------------------------------------------------
                          4/25/2002                  220,756  12/25/2003            219,773  8/25/2005              108,971
                          -------------------------------------------------------------------------------------------------
                          5/25/2002                  206,846  1/25/2004             210,127  9/25/2005              105,294
                          -------------------------------------------------------------------------------------------------
                          6/25/2002                  192,642  2/25/2004             203,404  10/25/2005             101,689
                          -------------------------------------------------------------------------------------------------
                          7/25/2002                  193,283  3/25/2004             197,609  11/25/2005              98,152
                          -------------------------------------------------------------------------------------------------
                          8/25/2002                  180,500  4/25/2004             191,421  12/25/2005              88,389
                          -------------------------------------------------------------------------------------------------

Fixed targeted Cumulative
Excess Spread:

                          -------------------------------------------------------------------------------------------------
                          Date               Amount           Date           Amount          Date           Amount
                          -------------------------------------------------------------------------------------------------
                          1/25/2001                       --  9/25/2002           4,761,717  5/25/2004            8,444,904
                          -------------------------------------------------------------------------------------------------
                          2/25/2001                  246,727  10/25/2002          4,930,542  6/25/2004            8,624,024
                          -------------------------------------------------------------------------------------------------
                          3/25/2001                  497,938  11/25/2002          5,087,312  7/25/2004            8,796,821
                          -------------------------------------------------------------------------------------------------
                          4/25/2001                  760,150  12/25/2002          5,232,345  8/25/2004            8,963,483
                          -------------------------------------------------------------------------------------------------
                          5/25/2001                1,024,112  1/25/2003           5,391,918  9/25/2004            9,124,150
                          -------------------------------------------------------------------------------------------------
                          6/25/2001                1,288,345  2/25/2003           5,539,675  10/25/2004           9,278,940
                          -------------------------------------------------------------------------------------------------
                          7/25/2001                1,565,382  3/25/2003           5,675,882  11/25/2004           9,427,967
                          -------------------------------------------------------------------------------------------------
                          8/25/2001                1,839,679  4/25/2003           5,833,421  12/25/2004           9,571,340
                          -------------------------------------------------------------------------------------------------
                          9/25/2001                2,109,640  5/25/2003           5,980,109  1/25/2005            9,709,847
                          -------------------------------------------------------------------------------------------------
                          10/25/2001               2,383,520  6/25/2003           6,116,576  2/25/2005            9,843,817
                          -------------------------------------------------------------------------------------------------
                          11/25/2001               2,645,555  7/25/2003           6,255,548  3/25/2005            9,973,127
                          -------------------------------------------------------------------------------------------------
                          12/25/2001               2,893,668  8/25/2003           6,514,314  4/25/2005           10,097,947
                          -------------------------------------------------------------------------------------------------
                          1/25/2002                3,143,437  9/25/2003           6,764,492  5/25/2005           10,218,626
                          -------------------------------------------------------------------------------------------------
                          2/25/2002                3,379,389  10/25/2003          7,004,968  6/25/2005           10,335,285
                          -------------------------------------------------------------------------------------------------
                          3/25/2002                3,599,652  11/25/2003          7,237,297  7/25/2005           10,448,042
                          -------------------------------------------------------------------------------------------------
                          4/25/2002                3,820,408  12/25/2003          7,457,070  8/25/2005           10,557,013
                          -------------------------------------------------------------------------------------------------
                          5/25/2002                4,027,254  1/25/2004           7,667,197  9/25/2005           10,662,307
                          -------------------------------------------------------------------------------------------------
                          6/25/2002                4,219,896  2/25/2004           7,870,601  10/25/2005          10,763,996
                          -------------------------------------------------------------------------------------------------
                          7/25/2002                4,413,179  3/25/2004           8,068,210  11/25/2005          10,862,148
                          -------------------------------------------------------------------------------------------------
                          8/25/2002                4,593,679  4/25/2004           8,259,631  12/25/2005          10,950,537
                          -------------------------------------------------------------------------------------------------

                                       15
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

ARM
Targeted Current
Monthly Excess Spread:

                          -------------------------------------------------------------------------------------------------
                          Date               Amount           Date           Amount          Date           Amount
                          -------------------------------------------------------------------------------------------------
                          1/25/2001                       --  9/25/2002             400,053  5/25/2004              362,845
                          -------------------------------------------------------------------------------------------------
                          2/25/2001                  548,992  10/25/2002            416,470  6/25/2004              333,422
                          -------------------------------------------------------------------------------------------------
                          3/25/2001                  705,310  11/25/2002            405,383  7/25/2004              334,216
                          -------------------------------------------------------------------------------------------------
                          4/25/2001                  550,627  12/25/2002            425,766  8/25/2004              315,286
                          -------------------------------------------------------------------------------------------------
                          5/25/2001                  595,279  1/25/2003             369,910  9/25/2004              302,463
                          -------------------------------------------------------------------------------------------------
                          6/25/2001                  531,167  2/25/2003             371,366  10/25/2004             302,379
                          -------------------------------------------------------------------------------------------------
                          7/25/2001                  584,361  3/25/2003             434,882  11/25/2004             281,265
                          -------------------------------------------------------------------------------------------------
                          8/25/2001                  519,515  4/25/2003             334,796  12/25/2004             280,379
                          -------------------------------------------------------------------------------------------------
                          9/25/2001                  517,522  5/25/2003             384,600  1/25/2005              257,946
                          -------------------------------------------------------------------------------------------------
                          10/25/2001                 570,410  6/25/2003             345,995  2/25/2005              248,550
                          -------------------------------------------------------------------------------------------------
                          11/25/2001                 516,026  7/25/2003             351,043  3/25/2005              268,429
                          -------------------------------------------------------------------------------------------------
                          12/25/2001                 558,544  8/25/2003             409,162  4/25/2005              228,434
                          -------------------------------------------------------------------------------------------------
                          1/25/2002                  507,747  9/25/2003             391,905  5/25/2005              228,131
                          -------------------------------------------------------------------------------------------------
                          2/25/2002                  498,702  10/25/2003            395,791  6/25/2005              209,722
                          -------------------------------------------------------------------------------------------------
                          3/25/2002                  619,530  11/25/2003            372,502  7/25/2005              209,324
                          -------------------------------------------------------------------------------------------------
                          4/25/2002                  488,650  12/25/2003            376,165  8/25/2005              192,317
                          -------------------------------------------------------------------------------------------------
                          5/25/2002                  512,650  1/25/2004             370,319  9/25/2005              184,076
                          -------------------------------------------------------------------------------------------------
                          6/25/2002                  455,033  2/25/2004             358,595  10/25/2005             183,523
                          -------------------------------------------------------------------------------------------------
                          7/25/2002                  474,027  3/25/2004             380,240  11/25/2005             166,087
                          -------------------------------------------------------------------------------------------------
                          8/25/2002                  418,296  4/25/2004             333,525  12/25/2005             164,942
                          -------------------------------------------------------------------------------------------------

ARM targeted Cumulative
Excess Spread:

                          -------------------------------------------------------------------------------------------------
                          Date               Amount           Date           Amount          Date           Amount
                          -------------------------------------------------------------------------------------------------
                          1/25/2001                       --  9/25/2002          10,572,441  5/25/2004           18,163,701
                          -------------------------------------------------------------------------------------------------
                          2/25/2001                  548,992  10/25/2002         10,988,911  6/25/2004           18,497,123
                          -------------------------------------------------------------------------------------------------
                          3/25/2001                1,254,302  11/25/2002         11,394,294  7/25/2004           18,831,339
                          -------------------------------------------------------------------------------------------------
                          4/25/2001                1,804,929  12/25/2002         11,820,060  8/25/2004           19,146,625
                          -------------------------------------------------------------------------------------------------
                          5/25/2001                2,400,208  1/25/2003          12,189,970  9/25/2004           19,449,088
                          -------------------------------------------------------------------------------------------------
                          6/25/2001                2,931,375  2/25/2003          12,561,336  10/25/2004          19,751,467
                          -------------------------------------------------------------------------------------------------
                          7/25/2001                3,515,736  3/25/2003          12,996,218  11/25/2004          20,032,732
                          -------------------------------------------------------------------------------------------------
                          8/25/2001                4,035,251  4/25/2003          13,331,014  12/25/2004          20,313,111
                          -------------------------------------------------------------------------------------------------
                          9/25/2001                4,552,773  5/25/2003          13,715,614  1/25/2005           20,571,057
                          -------------------------------------------------------------------------------------------------
                          10/25/2001               5,123,183  6/25/2003          14,061,609  2/25/2005           20,819,607
                          -------------------------------------------------------------------------------------------------
                          11/25/2001               5,639,209  7/25/2003          14,412,652  3/25/2005           21,088,036
                          -------------------------------------------------------------------------------------------------
                          12/25/2001               6,197,753  8/25/2003          14,821,814  4/25/2005           21,316,470
                          -------------------------------------------------------------------------------------------------
                          1/25/2002                6,705,500  9/25/2003          15,213,719  5/25/2005           21,544,601
                          -------------------------------------------------------------------------------------------------
                          2/25/2002                7,204,202  10/25/2003         15,609,510  6/25/2005           21,754,323
                          -------------------------------------------------------------------------------------------------
                          3/25/2002                7,823,732  11/25/2003         15,982,012  7/25/2005           21,963,647
                          -------------------------------------------------------------------------------------------------
                          4/25/2002                8,312,382  12/25/2003         16,358,177  8/25/2005           22,155,964
                          -------------------------------------------------------------------------------------------------
                          5/25/2002                8,825,032  1/25/2004          16,728,496  9/25/2005           22,340,040
                          -------------------------------------------------------------------------------------------------
                          6/25/2002                9,280,065  2/25/2004          17,087,091  10/25/2005          22,523,563
                          -------------------------------------------------------------------------------------------------
                          7/25/2002                9,754,092  3/25/2004          17,467,331  11/25/2005          22,689,650
                          -------------------------------------------------------------------------------------------------
                          8/25/2002               10,172,388  4/25/2004          17,800,856  12/25/2005          22,854,592
                          -------------------------------------------------------------------------------------------------

                                       16
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

GROUP I MORTGAGE LOANS                                       GROUP II  SUBGROUP A MORTGAGE LOANS
Aggregate Scheduled Principal Balances     $81,385,057.64    Aggregate Scheduled Principal Balances     $122,122,051.25
Average Scheduled Principal Balance            $81,466.52    Average Scheduled Principal Balance            $127,876.49
Range of Scheduled Principal                                 Range of Scheduled Principal
      Balances                   $9,998.01 to $555,579.47        Balances                     $21,547.56 to $983,313.99
Range of Mortgage Interest Rates         6.833% to 16.280%   Mortgage Interest Rates
Weighted Average Mortgage Interest Rate            11.447%       Loan Type:
Weighted Average Original Loan-to-Value Ratio       73.17%          2/28 LIBOR                                    51.87%
Weighted Average Combined Original                                  3/27 LIBOR                                    48.13%
     Loan-to-Value Ratio                            76.69%       Weighted Average Gross Margin:
Weighted Average Remaining Scheduled Term                           2/28 LIBOR                                    6.070%
    to Maturity                                222 Months           3/27 LIBOR                                    6.048%
Range of Remaining Scheduled Terms to                            Current Weighted Average Mortgage
    Maturity                            118 to 360 Months           Interest Rate                                10.841%
Weighted Average Remaining                                       Range of Current Mortgage Interest
    Amortization Term                          341 Months           Rate                               8.200% to 14.500%
Range of Remaining Amortization Terms   118 to 360 Months        Weighted Average Maximum Lifetime
Second Liens                                         6.05%          Mortgage Interest Rate                       17.360%
Balloon Mortgage Loans                              66.21%       Range of Maximum Lifetime
Mortgaged Premises                                                  Mortgage Interest Rates           14.500% to 21.500%
    Single-family detached dwellings                85.90%
    Single-family attached dwellings                 0.53%       Weighted Average Lifetime Minimum
    Planned unit developments                        3.00%          Mortgage Interest Rate                       10.781%
    Condominiums                                     4.18%       Range of Minimum Lifetime
    2-4 Family                                       3.65%          Mortgage Interest Rates            5.850% to 14.500%
    Townhouse                                        0.23%   Weighted Average Original Loan-to-Value Ratio        78.76%
    Manufactured Home                                2.51%   Weighted Average Remaining Scheduled Term
Weighted Average Servicing Fee Rate                  0.52%       to Maturity                                 358 Months
Master Servicing Fee Rate                            0.05%   Range of Remaining Scheduled Terms to
                                                                 Maturity                             349 to 360 Months
                                                             Weighted Average Remaining
                                                                 Amortization Term                           358 Months
                                                             Range of Remaining Amortization Terms    173 to 360 Months
                                                             Second Lien Mortgage Loans                            0.00%
                                                             Mortgaged Premises
                                                                 Single-family detached dwelling                  78.48%
                                                                 Single-family attached dwelling                   0.33%
                                                                 Planned unit developments                         8.60%
                                                                 Condominiums                                      4.39%
                                                                 2-4 Family                                        6.06%
                                                                 Townhouse                                         0.33%
                                                                 Manufactured Home                                 0.98%
                                                             Weighted Average Servicing Fee Rate                   0.50%
                                                             Master Servicing Fee Rate                             0.05%

                                       17
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

1)       Current Scheduled Principal Balance

                                      Group I                    Group II
                               -----------------------   ----------------------
                                No. Of      Scheduled     No. Of      Scheduled
     Current Scheduled         Mortgage     Principal    Mortgage     Principal
     Principal Balance ($)     Loans (%)    Balance(%)   Loans (%)    Balance(%)
     ---------------------     ---------    ----------   ---------    ----------
     9,998.01 -   25,000.00         6.71          1.76        0.73          0.13
    25,000.01 -   50,000.00        29.13         13.74       11.31          3.60
    50,000.01 -   75,000.00        26.03         19.86       18.85          9.19
    75,000.01 -  100,000.00        14.51         15.41       17.70         12.31
   100,000.01 -  125,000.00         9.11         12.45       14.03         12.45
   125,000.01 -  150,000.00         5.51          9.29        9.32          9.95
   150,000.01 -  175,000.00         2.70          5.40        7.85          9.91
   175,000.01 -  200,000.00         1.20          2.83        4.50          6.57
   200,000.01 -  225,000.00         0.70          1.84        4.29          7.12
   225,000.01 -  250,000.00         0.80          2.40        2.83          5.22
   250,000.01 -  275,000.00         0.90          2.91        1.88          3.86
   275,000.01 -  300,000.00         0.30          1.05        2.72          6.14
   300,000.01 -  325,000.00         0.80          3.11        0.73          1.80
   325,000.01 -  350,000.00         0.40          1.66        0.73          1.91
   350,000.01 -  375,000.00         0.20          0.88        0.21          0.60
   375,000.01 -  400,000.00         0.20          0.94        0.63          1.93
   400,000.01 -  425,000.00         0.30          1.54        0.00          0.00
   425,000.01 -  450,000.00         0.20          1.06        0.21          0.74
   450,000.01 -  475,000.00         0.10          0.58        0.31          1.13
   475,000.01 -  500,000.00         0.10          0.60        0.31          1.21
   500,000.01 -  525,000.00         0.00          0.00        0.10          0.43
   550,000.01 -  575,000.00         0.10          0.68        0.21          0.92
   600,000.01 -  625,000.00         0.00          0.00        0.21          1.00
   625,000.01 -  650,000.00         0.00          0.00        0.10          0.53
   675,000.01 -  700,000.00         0.00          0.00        0.10          0.56
   975,000.01 -  983,313.99         0.00          0.00        0.10          0.81
                                  ------        ------      ------        ------
   Totals:                        100.00        100.00      100.00        100.00
                                  ======        ======      ======        ======

The average scheduled principal balance is (a) $104,148.98 for the mortgage loans, (b) $81,466.52 for group I and (c) $127,876.49 for group II. The minimum and maximum scheduled principal balances of the mortgage loans are $9,998.01 and $983,313.99, respectively.

                                       18
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

2)       Current Mortgage Interest Rates

                                   Group I                    Group II
                            -----------------------   -----------------------
                             No. Of      Scheduled     No. Of      Scheduled
     Current Mortgage       Mortgage     Principal    Mortgage     Principal
     Interest Rate (%)      Loans (%)    Balance(%)   Loans (%)    Balance(%)
     -----------------      ---------    ----------   ---------    ----------
       6.833 -  7.500            0.10          0.12        0.00          0.00
       7.751 -  8.000            0.20          0.21        0.00          0.00
       8.001 -  8.250            0.00          0.00        0.10          0.09
       8.251 -  8.500            0.30          0.66        0.21          0.25
       8.501 -  8.750            0.70          0.55        0.31          0.55
       8.751 -  9.000            1.50          1.70        1.36          1.48
       9.001 -  9.250            1.60          2.05        1.99          2.74
       9.251 -  9.500            2.80          4.70        3.04          3.78
       9.501 -  9.750            3.00          3.51        3.87          5.55
       9.751 - 10.000            5.31          5.86        9.95         12.87
      10.001 - 10.250            2.80          3.08        6.39          6.02
      10.251 - 10.500            5.11          4.99        8.38          8.17
      10.501 - 10.750            6.11          8.65        8.38          9.20
      10.751 - 11.000            7.21          8.05       11.83         12.30
      11.001 - 11.250            3.50          3.50        6.60          6.67
      11.251 - 11.500            6.91          8.48        7.96          7.65
      11.501 - 11.750            5.91          5.70        6.28          5.50
      11.751 - 12.000            7.31          6.28        7.23          5.83
      12.001 - 12.250            4.00          3.78        3.04          2.29
      12.251 - 12.500            5.71          5.10        3.25          2.45
      12.501 - 12.750            5.81          5.34        1.57          1.05
      12.751 - 13.000            4.80          3.98        3.56          2.44
      13.001 - 13.250            3.10          1.62        1.57          0.97
      13.251 - 13.500            3.90          3.12        0.63          0.37
      13.501 - 13.750            3.10          1.92        0.73          0.44
      13.751 - 14.000            2.70          2.13        0.94          1.06
      14.001 - 14.250            2.10          1.67        0.42          0.16
      14.251 - 14.500            1.90          1.18        0.42          0.14
      14.501 - 14.750            1.30          0.81        0.00          0.00
      14.751 - 15.000            0.60          0.30        0.00          0.00
      15.251 - 15.500            0.20          0.23        0.00          0.00
      15.501 - 15.750            0.10          0.11        0.00          0.00
      15.751 - 16.000            0.10          0.07        0.00          0.00
      16.001 - 16.280            0.20          0.57        0.00          0.00
                               ------        ------      ------        ------
      Totals:                  100.00        100.00      100.00        100.00
                               ======        ======      ======        ======

The weighted average current mortgage interest rate is (a) 11.084% per annum for the mortgage loans, (b) 11.447% per annum for group I and (c) 10.841% per annum for group II.

                                       19
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

3)       Original Combined Loan-to-Value Ratio on Group I (1)

                                         No. Of       Scheduled
         Original Combined Loan-        Mortgage      Principal
            to-Value Ratio (%)          Loans (%)     Balance(%)
            -----------------           ---------     ----------
            15.91 -  20.00                   0.30           0.10
            20.01 -  25.00                   0.70           0.51
            25.01 -  30.00                   1.00           0.37
            30.01 -  35.00                   0.90           0.41
            35.01 -  40.00                   1.40           0.71
            40.01 -  45.00                   1.40           0.82
            45.01 -  50.00                   3.20           2.32
            50.01 -  55.00                   3.00           2.08
            55.01 -  60.00                   4.70           3.34
            60.01 -  65.00                   6.51           6.56
            65.01 -  70.00                   9.21           9.30
            70.01 -  75.00                  10.21          10.52
            75.01 -  80.00                  24.32          28.13
            80.01 -  85.00                  14.41          15.39
            85.01 -  90.00                  14.21          16.59
            90.01 -  95.00                   1.50           1.31
            95.01 - 100.00                   3.00           1.55
                                           ------         ------
            Totals:                        100.00         100.00
                                           ======         ======

(1) The combined loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled principal balance of the mortgage loan plus any senior lien balances and the fair market value of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases. The weighted average combined original loan-to-value ratio is 76.69% for group I.

                                       20
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

4)       Original Loan-to-Value Ratio on Group II (1)

                                          Group II
                                   -----------------------
                                    No. Of      Scheduled
 Original Loan-to-Value            Mortgage     Principal
      Ratio (%)                    Loans (%)    Balance(%)
      ---------                    ---------    ----------
   17.32 -  20.00                       0.10          0.03
   20.01 -  25.00                       0.21          0.12
   25.01 -  30.00                       0.42          0.12
   30.01 -  35.00                       0.10          0.08
   35.01 -  40.00                       0.21          0.07
   40.01 -  45.00                       0.42          0.25
   45.01 -  50.00                       0.84          0.98
   50.01 -  55.00                       1.05          0.77
   55.01 -  60.00                       2.83          3.47
   60.01 -  65.00                       5.65          5.03
   65.01 -  70.00                       9.63          8.01
   70.01 -  75.00                      13.19         12.87
   75.01 -  80.00                      30.37         29.23
   80.01 -  85.00                      17.80         18.45
   85.01 -  90.00                      16.54         19.97
   90.01 -  95.00                       0.63          0.55
                                        ----          ----
   Totals:                            100.00        100.00
                                      ======        ======

(1) The weighted average original loan-to-value ratio is 78.76% for group II.


5)       Remaining Scheduled Term to Maturity

                               Group I                    Group II
                       ------------------------    -----------------------
                        No. Of       Scheduled      No. Of      Scheduled
 Remaining Term        Mortgage      Principal     Mortgage     Principal
    (Months)           Loans(%)      Balance(%)    Loans(%)     Balance(%)
    --------           --------      ----------    --------     ----------
   118 -  120              1.40            0.54        0.00           0.00
   169 -  180             73.57           73.84        0.00           0.00
   229 -  240              2.90            2.12        0.00           0.00
   289 -  300              0.20            0.13        0.00           0.00
   337 -  348              0.10            0.43        0.00           0.00
   349 -  360             21.82           22.94      100.00         100.00
                         ------           -----      ------         ------
   Totals:               100.00          100.00      100.00         100.00
                         ======          ======      ======         ======

The weighted average remaining schedule term to maturity is 222 months for group I and 358 months for group II. Please note that the above calculation reflects the number of remaining payments.

                                       21
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

6)       Remaining Amortization Term

                               Group I                    Group II
                       ------------------------    -----------------------
                        No. Of       Scheduled      No. Of      Scheduled
 Remaining Term        Mortgage      Principal     Mortgage     Principal
    (Months)           Loans(%)      Balance(%)    Loans(%)     Balance(%)
    --------           --------      ----------    --------     ----------
   118 -  120              1.40            0.54        0.00           0.00
   169 -  180             12.61            7.63        0.10           0.09
   229 -  240              2.90            2.12        0.10           0.10
   253 -  264              0.10            0.17        0.00           0.00
   289 -  300              0.20            0.13        0.10           0.10
   313 -  324              0.10            0.14        0.00           0.00
   325 -  336              0.20            0.51        0.00           0.00
   337 -  348              0.20            0.15        0.31           0.19
   349 -  360             82.28           88.61       99.37          99.52
                         ------          ------      ------         ------
   Totals:               100.00          100.00      100.00         100.00
                         ======          ======      ======         ======

The weighted average remaining amortization term is 341 months for group I and 358 months for group II. Please note that the above calculation reflects the number of remaining payments.

                                       22
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

7)       Gross Margin on Group II

                                       Group II
                              ---------------------------
                               No. of          Scheduled
                              Mortgage         Principal
    Gross Margin (%)          Loans(%)         Balance(%)
    ----------------          --------         ----------
   3.640 -  3.750                 0.10               0.09
   3.751 -  4.000                 0.21               0.69
   4.001 -  4.250                 1.05               1.95
   4.251 -  4.500                 1.68               2.47
   4.501 -  4.750                 2.51               2.98
   4.751 -  5.000                 5.45               7.03
   5.001 -  5.250                 8.59               8.14
   5.251 -  5.500                 8.59               8.84
   5.501 -  5.750                 7.85               7.70
   5.751 -  6.000                10.68              10.75
   6.001 -  6.250                 8.69               7.87
   6.251 -  6.500                10.16              11.11
   6.501 -  6.750                 9.01               8.37
   6.751 -  7.000                 8.90               8.41
   7.001 -  7.250                 4.50               4.38
   7.251 -  7.500                 4.29               3.53
   7.501 -  7.750                 1.99               1.73
   7.751 -  8.000                 2.72               1.71
   8.001 -  8.250                 1.15               1.19
   8.251 -  8.500                 0.94               0.54
   8.501 -  8.750                 0.52               0.32
   8.751 -  9.000                 0.31               0.12
   9.001 -  9.125                 0.10               0.06
                                ------             ------
   Totals:                      100.00             100.00
                                ======             ======

The weighted average gross margin is 6.06% for group II.

                                       23
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

8)       Maximum Lifetime Mortgage Interest Rates on Group II

                                   Group II Subgroup
                             -----------------------------
    Maximum Lifetime          No. Of            Scheduled
    Mortgage Interest        Mortgage           Principal
       Rates(%)              Loans (%)          Balance(%)
       --------              ---------          ----------
    14.500 -  14.750              0.21                0.28
    14.751 -  15.000              0.94                0.84
    15.001 -  15.250              1.26                1.82
    15.251 -  15.500              2.62                3.14
    15.501 -  15.750              2.51                3.16
    15.751 -  16.000              6.70                6.95
    16.001 -  16.250              4.50                4.29
    16.251 -  16.500              5.55                5.62
    16.501 -  16.750              5.86                6.63
    16.751 -  17.000              8.80               10.96
    17.001 -  17.250              5.34                5.18
    17.251 -  17.500              6.81                6.54
    17.501 -  17.750              7.33                7.94
    17.751 -  18.000             11.31               11.42
    18.001 -  18.250              5.76                5.38
    18.251 -  18.500              6.07                5.71
    18.501 -  18.750              3.56                3.13
    18.751 -  19.000              4.61                3.32
    19.001 -  19.250              1.78                1.38
    19.251 -  19.500              2.20                1.66
    19.501 -  19.750              1.47                1.04
    19.751 -  20.000              1.88                1.39
    20.001 -  20.250              1.36                0.87
    20.251 -  20.500              0.31                0.11
    20.501 -  20.750              0.31                0.18
    20.751 -  21.000              0.52                0.92
    21.001 -  21.250              0.10                0.02
    21.251 -  21.500              0.31                0.12
                                  ----                ----
    Totals:                     100.00              100.00
                                ======              ======

The weighted average maximum lifetime mortgage interest rate is 17.36% for group II.

                                       24
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

9)       Minimum Lifetime Mortgage Interest Rates on Group II

                                      Group II
                             -----------------------------
    Minimum Lifetime          No. Of            Scheduled
    Mortgage Interest        Mortgage           Principal
       Rates(%)              Loans (%)          Balance(%)
       --------              ---------          ----------
     5.850 -  7.500               1.26                1.18
     7.751 -  8.000               0.21                0.1
     8.001 -  8.250               0.63                0.68
     8.251 -  8.500               0.31                0.3
     8.501 -  8.750               0.52                0.64
     8.751 -  9.000               1.36                1.38
     9.001 -  9.250               1.88                2.69
     9.251 -  9.500               3.04                3.78
     9.501 -  9.750               3.87                5.55
     9.751 - 10.000               9.63               12.71
    10.001 - 10.250               5.86                5.44
    10.251 - 10.500               8.06                7.97
    10.501 - 10.750               7.96                8.76
    10.751 - 11.000              11.31               11.76
    11.001 - 11.250               6.49                6.63
    11.251 - 11.500               7.96                7.74
    11.501 - 11.750               6.28                5.5
    11.751 - 12.000               7.23                5.83
    12.001 - 12.250               3.04                2.29
    12.251 - 12.500               3.25                2.45
    12.501 - 12.750               1.57                1.05
    12.751 - 13.000               3.56                2.44
    13.001 - 13.250               1.57                0.97
    13.251 - 13.500               0.63                0.37
    13.501 - 13.750               0.73                0.44
    13.751 - 14.000               0.94                1.06
    14.001 - 14.250               0.42                0.16
    14.251 - 14.500               0.42                0.14
                                ------              ------
    Totals:                     100.00              100.00
                                ======              ======

The weighted average minimum lifetime mortgage interest rate is 10.78% for group
II. 99.30% of the group II mortgage loans have a minimum lifetime mortgage interest rate greater than the applicable gross margin.

                                       25
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

10)      Next Interest Adjustment Dates on Group II

                                      Group II
                             -----------------------------
                              No. Of            Scheduled
       Interest              Mortgage           Principal
    Adjustment Date          Loans (%)          Balance(%)
    ---------------          ---------          ----------
       2002-May                   0.10                0.08
       2002-Jun                   0.10                0.14
       2002-Jul                   0.42                0.57
       2002-Aug                   2.62                2.96
       2002-Sep                   5.65                5.85
       2002-Oct                  17.38               18.76
       2002-Nov                  23.98               21.92
       2002-Dec                   1.68                1.60
       2003-Jan                   0.10                0.10
       2003-Mar                   0.10                0.08
       2003-Apr                   0.10                0.05
       2003-Jul                   0.63                0.66
       2003-Aug                   2.30                2.29
       2003-Sep                   7.43                8.06
       2003-Oct                  15.39               15.76
       2003-Nov                  20.31               19.65
       2003-Dec                   1.68                1.48
                                ------              ------
       Totals:                  100.00              100.00
                                ======              ======

The weighted average next interest adjustment date is April 2003 for group II.

                                       26
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

11)      Occupancy Type of Mortgaged Premises

                               Group I                    Group II
                       ------------------------    -----------------------
                        No. Of       Scheduled      No. Of      Scheduled
                       Mortgage      Principal     Mortgage     Principal
Occupancy Type(1)      Loans(%)      Balance(%)    Loans(%)     Balance(%)
-----------------      --------      ----------    --------     ----------
Primary                   93.39           95.22       91.94          94.95
Investor                   6.11            4.44        7.85           4.98
Second Home                0.50            0.34        0.21           0.07
                         ------          ------      ------         ------
Totals:                  100.00          100.00      100.00         100.00
                         ======          ======      ======         ======

(1) As represented by the borrowers on their mortgage loan applications.


12)      Origination Program

                                 Group I                    Group II
                         ------------------------    -----------------------
                          No. Of       Scheduled      No. Of      Scheduled
                         Mortgage      Principal     Mortgage     Principal
Origination Program      Loans(%)      Balance(%)    Loans(%)     Balance(%)
-------------------      --------      ----------    --------     ----------
Full Documentation          83.78           80.79       75.71          75.39
Stated Documentation        10.31           11.15       18.64          17.86
Limited Documentation        3.80            6.56        5.55           6.58
No Ratio                     2.10            1.32        0.10           0.16
                           ------          ------      ------         ------
Totals:                    100.00          100.00      100.00         100.00
                           ======          ======      ======         ======

(1) See "The Mortgage Loan Pool - Underwriting Standards" on page S-26.


13)      Mortgage Loan Purpose

                               Group I                    Group II
                       ------------------------    -----------------------
                        No. Of       Scheduled      No. Of      Scheduled
                       Mortgage      Principal     Mortgage     Principal
Loan Purpose           Loans(%)      Balance(%)    Loans(%)     Balance(%)
------------           --------      ----------    --------     ----------
Cash Out Refinance        70.27           67.08       53.40          52.75
Purchase                  21.72           23.23       36.65          37.17
Refinance                  8.01            9.69        9.95          10.08
                         ------          ------      ------         ------
Totals:                  100.00          100.00      100.00         100.00
                         ======          ======      ======         ======

                                       27
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

14)      Property Types of Mortgaged Premises

                                 Group I                    Group II
                         ------------------------    -----------------------
                          No. Of       Scheduled      No. Of      Scheduled
                         Mortgage      Principal     Mortgage     Principal
Property Type            Loans(%)      Balance(%)    Loans(%)     Balance(%)
-------------            --------      ----------    --------     ----------
Single Family Detached      85.89           85.90       78.32          78.48
PUD                          2.40            3.00        6.39           8.60
Two-Four Family              3.70            3.65        6.91           6.06
High RiseCondominiums        0.70            0.98        0.52           0.33
Low RiseCondominiums         3.10            3.20        4.82           4.06
Manufactured Housing         3.30            2.51        1.68           0.98
Single Family Attached       0.70            0.53        1.05           1.16
Townhouse                    0.20            0.23        0.31           0.33
                           ------          ------      ------         ------
Totals:                    100.00          100.00      100.00         100.00
                           ======          ======      ======         ======


15)      Loan Types in Group II

                                          Group II
                                  ------------------------
                                   No. Of       Scheduled
                                  Mortgage      Principal
           Loan Type              Loans (%)     Balance(%)
           ---------              ---------     ----------
     2/28 6 Mo LIBOR ARM              51.94          51.87
     3/27 6 Mo LIBOR ARM              48.06          48.13
     Totals:                         100.00         100.00
                                     ======         ======


16)      Geographic Distribution of Mortgaged Premises

                                 Group I               Group II Subgroup A
                         ------------------------    -----------------------
                          No. Of       Scheduled      No. Of      Scheduled
                         Mortgage      Principal     Mortgage     Principal
    State                Loans(%)      Balance(%)    Loans(%)     Balance(%)
    -----                --------      ----------    --------     ----------
 Alaska                      0.30            0.27        0.31           0.36
 Arizona                     1.00            1.07        2.20           1.93
 Arkansas                    1.70            0.76        0.73           0.46
 California                  8.01           12.46       23.66          34.04
 Colorado                    1.50            2.03        3.14           3.56
 Connecticut                 1.70            1.53        2.41           2.94
 Delaware                    0.90            1.33        0.10           0.05
 Florida                     6.01            5.33        5.24           4.36
 Georgia                     5.91            5.19        3.04           3.54
 Hawaii                      0.30            0.36        0.73           0.57
 Idaho                       0.10            0.32        0.31           0.18
 Illinois                    5.91            5.97        7.54           6.22
 Indiana                     4.30            3.94        3.14           1.53

                                       28
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                                 Group I               Group II Subgroup A
                         ------------------------    -----------------------
                          No. Of       Scheduled      No. Of      Scheduled
                         Mortgage      Principal     Mortgage     Principal
    State                Loans(%)      Balance(%)    Loans(%)     Balance(%)
    -----                --------      ----------    --------     ----------
 Iowa                        1.50            1.30        0.94           0.48
 Kansas                      1.00            0.54        0.94           0.45
 Kentucky                    1.70            1.91        0.63           0.36
 Louisiana                   2.50            2.10        1.88           1.38
 Maine                       0.30            0.22        0.21           0.08
 Maryland                    1.60            1.55        0.21           0.18
 Massachusetts               0.80            1.21        0.84           1.45
 Michigan                    7.61            6.53        6.60           5.12
 Minnesota                   1.10            1.13        2.72           2.76
 Mississippi                 1.60            0.93        0.21           0.07
 Missouri                    2.00            1.36        2.62           1.54
 Montana                     0.20            0.51        0.00           0.00
 Nebraska                    0.60            0.52        0.21           0.16
 Nevada                      0.50            0.62        1.36           1.46
 New Hampshire               0.40            0.64        0.10           0.06
 New Jersey                  2.60            3.75        1.15           1.39
 New Mexico                  0.40            0.37        0.10           0.08
 New York                    1.50            2.72        0.10           0.46
 North Carolina              2.20            1.52        0.94           0.51
 Ohio                        5.61            4.48        4.71           3.18
 Oklahoma                    2.50            1.59        1.26           0.70
 Oregon                      1.50            2.31        1.88           1.76
 Pennsylvania                4.50            4.39        2.83           2.37
 Rhode Island                0.10            0.16        0.42           1.05
 South Carolina              0.50            0.48        0.73           0.35
 South Dakota                0.10            0.10        0.31           0.17
 Tennessee                   3.10            2.19        1.78           1.51
 Texas                       6.41            5.36        4.40           4.00
 Utah                        0.60            0.67        0.84           0.84
 Virginia                    3.30            2.87        1.36           1.29
 Washington                  2.40            4.12        3.25           3.86
 Washington DC               0.10            0.12        0.00           0.00
 West Virginia               0.20            0.13        0.31           0.13
 Wisconsin                   1.30            1.01        1.57           1.05
                           ------          ------        ----         ------
 Totals:                   100.00          100.00      100.00         100.00
                           ======          ======      ======         ======

                                       29
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

17)      Credit Score (1)

                                    Group I                    Group II
                            ------------------------    -----------------------
                             No. Of       Scheduled      No. Of      Scheduled
                            Mortgage      Principal     Mortgage     Principal
Range of Credit Scores      Loans(%)      Balance(%)    Loans(%)     Balance(%)
----------------------      --------      ----------    --------     ----------
     <=  400                    3.30            2.69        1.36           0.89
  401  - 450                    0.20            0.11        0.00           0.00
  451  - 500                    8.41            8.69        6.18           5.27
  501  - 550                   28.13           28.81       37.80          38.24
  551  - 600                   25.33           27.68       32.88          32.96
  601  - 650                   20.42           19.19       15.60          16.35
  651  - 700                   10.71            8.87        4.61           4.59
  701  - 750                    2.20            2.50        1.05           0.88
  751  - 800                    1.20            1.36        0.52           0.82
    >    800                    0.10            0.09        0.00           0.00
                              ------          ------      ------         ------
Totals:                       100.00          100.00      100.00         100.00
                              ======          ======      ======         ======

(1) Credit score is a tri-merged score. A tri-merged score is based on the number of scores available from the three national repositories and determined as follows: If three scores exist for a borrower then credit score will equal the middle score. If two scores exist then the credit score will equal the lower of the two scores. If only one score exists the credit score will equal that score. The weighted average credit score is equal to approximately 572.


18)      Prepayment Penalty Type

                                               Group I                    Group II
                                       ------------------------    -----------------------
                                        No. Of       Scheduled      No. Of      Scheduled
                                       Mortgage      Principal     Mortgage     Principal
      Prepayment Penalty Type          Loans(%)      Balance(%)    Loans(%)     Balance(%)
      -----------------------          --------      ----------    --------     ----------
 1 Year   - 6 months advance interest      0.90            1.77        1.15           1.66
 1.5 Year - 6 months advance interest      0.00            0.00        0.10           0.27
 2 Year   - 6 months advance interest      1.20            1.13       25.03          26.06
 3 Year   - 3 months advance interest      0.10            0.58        0.63           1.21
 3 Year   - 6 months advance interest     16.82           19.75       41.57          42.12
 4 Year   - 6 months advance interest      0.40            0.30        0.10           0.10
 5 Year   - 6 months advance interest     49.55           51.25       12.98          10.55
 6 Month  - 6 months advance interest      0.10            0.05        0.00           0.00
 No Prepayment Penalty                    24.42           19.01       12.98          12.92
 Penalty in accordance with state law      6.51            6.17        5.45           5.11
 Totals:                                 100.00          100.00      100.00         100.00
                                         ======          ======      ======         ======

                                       30
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                                  BOND SUMMARY

Class AF-1 (To Maturity)
      Pass Thru Margin:            7.30%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.34        7.01       6.90        6.80         6.72         6.65         6.58
================---------------------------------------------------------------------------------------
 WAL (yr)              10.29        1.33       1.01        0.85         0.74         0.67         0.62
 MDUR (yr)              6.55        1.22       0.94        0.80         0.70         0.64         0.59
 First Prin Pay        01/01       01/01      01/01       01/01        01/01        01/01        01/01
 Last Prin Pay         11/15       06/03      09/02       05/02        02/02        01/02        11/01
-------------------------------------------------------------------------------------------------------


Class AF-2 (To Maturity)
      Coupon:                      6.94%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           6.99        6.90       6.84        6.79         6.74         6.69         6.64
================---------------------------------------------------------------------------------------
 WAL (yr)              14.93        3.75       2.58        2.00         1.65         1.42         1.25
 MDUR (yr)              9.04        3.19       2.29        1.81         1.51         1.31         1.16
 First Prin Pay        11/15       06/03      09/02       05/02        02/02        01/02        11/01
 Last Prin Pay         11/15       02/06      06/04       08/03        02/03        10/02        07/02
-------------------------------------------------------------------------------------------------------


Class AF-3 (To Maturity)
      Coupon:                      7.07%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.12        7.08       7.04        7.00         6.96         6.92         6.88
================---------------------------------------------------------------------------------------
 WAL (yr)              14.99        6.14       4.03        3.00         2.41         2.03         1.75
 MDUR (yr)              8.99        4.83       3.40        2.62         2.15         1.83         1.60
 First Prin Pay        11/15       02/06      06/04       08/03        02/03        10/02        07/02
 Last Prin Pay         01/16       07/08      09/05       06/04        08/03        03/03        11/02
-------------------------------------------------------------------------------------------------------

                                       31
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class AF-4 (To Maturity)
      Coupon:                      7.30%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.36        7.35       7.32        7.29         7.26         7.22         7.18
================---------------------------------------------------------------------------------------
 WAL (yr)              17.46       11.66       7.39        4.99         3.72         2.84         2.33
 MDUR (yr)              9.53        7.54       5.46        4.02         3.14         2.48         2.08
 First Prin Pay        01/16       07/08      09/05       06/04        08/03        03/03        11/02
 Last Prin Pay         01/23       11/15      07/12       12/08        03/06        01/05        09/03
-------------------------------------------------------------------------------------------------------


Class AF-4 (To Call)
      Coupon:                      7.30%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.36        7.35       7.32        7.29         7.26         7.22         7.18
================---------------------------------------------------------------------------------------
 WAL (yr)              17.46       11.59       7.26        4.98         3.72         2.84         2.33
 MDUR (yr)              9.53        7.52       5.40        4.02         3.14         2.48         2.08
 First Prin Pay        01/16       07/08      09/05       06/04        08/03        03/03        11/02
 Last Prin Pay         01/23       06/15      11/10       05/08        03/06        01/05        09/03
-------------------------------------------------------------------------------------------------------


Class AF-5 (To Maturity)
      Coupon:                      7.75%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.83        7.85       7.92        7.94         7.92         7.86         7.74
================---------------------------------------------------------------------------------------
 WAL (yr)              24.20       16.55      14.41       11.69         8.76         6.17         3.70
 MDUR (yr)             10.60        9.00       8.38        7.37         6.00         4.62         3.09
 First Prin Pay        01/23       11/15      07/12       12/08        03/06        01/05        09/03
 Last Prin Pay         01/28       05/24      11/20       11/16        11/15        03/14        07/06
-------------------------------------------------------------------------------------------------------

                                       32
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class AF-5 (To Call)
      Coupon:                      7.75%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.83        7.82       7.80        7.78         7.76         7.74         7.70
================---------------------------------------------------------------------------------------
 WAL (yr)              24.20       14.51       9.93        7.43         5.78         4.63         3.45
 MDUR (yr)             10.60        8.45       6.71        5.47         4.51         3.76         2.92
 First Prin Pay        01/23        6/15      11/10       05/08        03/06        01/05        09/03
 Last Prin Pay         01/28        6/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------


Class AF-6 (To Maturity)
      Coupon:                      7.30%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.35        7.33       7.32        7.32         7.31         7.31         7.31
================---------------------------------------------------------------------------------------
 WAL (yr)              13.16        8.03       7.23        6.74         6.49         6.41         6.43
 MDUR (yr)              8.11        5.76       5.34        5.08         4.95         4.91         4.92
 First Prin Pay        01/04       01/04      01/04       01/04        04/04        07/04        11/04
 Last Prin Pay         11/15       11/15      11/15       11/15        11/15        01/14        01/12
-------------------------------------------------------------------------------------------------------


Class AF-6 (To Call)
      Coupon:                      7.30%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.35        7.33       7.32        7.31         7.30         7.28         7.27
================---------------------------------------------------------------------------------------
 WAL (yr)              13.16        8.02       7.06        6.28         5.40         4.65         4.01
 MDUR (yr)              8.11        5.75       5.27        4.85         4.32         3.82         3.37
 First Prin Pay        01/04       01/04      01/04       01/04        04/04        07/04        11/04
 Last Prin Pay         11/15       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------

                                       33
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class MF-1 (To Maturity)
      Coupon:                      7.78%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.85        7.84       7.85        7.85         7.84         7.82         7.82
================---------------------------------------------------------------------------------------
 WAL (yr)              18.17       11.53       8.67        6.80         5.50         4.76         4.39
 MDUR (yr)              9.31        7.18       5.89        4.91         4.19         3.77         3.56
 First Prin Pay        11/15       12/06      01/05       01/04        02/04        04/04        05/04
 Last Prin Pay         11/26       12/20      03/16       11/15        08/13        04/11        08/09
-------------------------------------------------------------------------------------------------------


Class MF-1 (To Call)
      Coupon:                      7.78%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.85        7.83       7.81        7.79         7.77         7.75         7.74
================---------------------------------------------------------------------------------------
 WAL (yr)              18.17       11.13       7.63        5.73         4.62         4.04         3.79
 MDUR (yr)              9.31        7.07       5.48        4.42         3.73         3.34         3.18
 First Prin Pay        11/15       12/06      01/05       01/04        02/04        04/04        05/04
 Last Prin Pay         11/26       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------


Class MF-2 (To Maturity)
      Coupon:                      8.28%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.36        8.35       8.36        8.35         8.34         8.33         8.31
================---------------------------------------------------------------------------------------
 WAL (yr)              18.11       11.36       8.66        6.69         5.38         4.60         4.14
 MDUR (yr)              8.97        6.95       5.76        4.78         4.07         3.62         3.35
 First Prin Pay        11/15       12.06      01/05       01/04        01/04        02/04        03/04
 Last Prin Pay         04/26       07/18      11/15       12/14        01/12        01/10        07/08
-------------------------------------------------------------------------------------------------------

                                       34
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class MF-2 (To Call)
      Coupon:                      8.28%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.36        8.34       8.32        8.30         8.27         8.25         8.24
================---------------------------------------------------------------------------------------
 WAL (yr)              18.11       11.13       7.63        5.73         4.61         3.96         3.61
 MDUR (yr)              8.97        6.89       5.38        4.35         3.67         3.25         3.01
 First Prin Pay        11/15       12/06      01/05       01/04        01/04        02/04        03/04
 Last Prin Pay          4/26       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------


Class BF-1 (To Maturity)
      Coupon:                      8.77%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.86        8.85       8.83        8.80         8.78         8.76         8.75
================---------------------------------------------------------------------------------------
 WAL (yr)              17.92       11.27       8.45        6.37         5.12         4.36         3.89
 MDUR (yr)              8.64        6.75       5.56        4.58         3.89         3.44         3.15
 First Prin Pay        11/15       12/06      01/05       01/04        01/04        01/04        01/04
 Last Prin Pay         12/24       01/16      11/15       06/12        02/10        06/08        03/07
-------------------------------------------------------------------------------------------------------


Class BF-1 (To Call)
      Coupon:                      8.77%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.86        8.84       8.82        8.80         8.77         8.75         8.73
================---------------------------------------------------------------------------------------
 WAL (yr)              17.92       11.13       7.63        5.73         4.60         3.92         3.53
 MDUR (yr)              8.64        6.71       5.27        4.29         3.61         3.19         2.92
 First Prin Pay        11/15       12/06      01/05       01/04        01/04        01/04        01/04
 Last Prin Pay         12/24       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------

                                       35
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class AV-1 (To Maturity)
      Pass Thru Margin:            0.25%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.24        7.24       7.24        7.24         7.24         7.23         7.23
================---------------------------------------------------------------------------------------
 WAL (yr)              20.59        4.69       3.30        2.54         2.00         1.53         1.37
 MDUR (yr)              9.85        3.47       2.65        2.13         1.74         1.39         1.25
 First Prin Pay        01/01       01/01      01/01       01/01        01/01        01/01        01/01
 Last Prin Pay         12/30       08/25      06/18       11/13        11/10        12/03        07/03
-------------------------------------------------------------------------------------------------------


Class AV-1 (To Call)
      Pass Thru Margin:            0.25%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.24        7.23       7.23        7.23         7.23         7.23         7.23
================---------------------------------------------------------------------------------------
 WAL (yr)              20.51        4.52       3.19        2.46         1.95         1.53         1.37
 MDUR (yr)              9.84        3.42       2.60        2.09         1.71         1.39         1.25
 First Prin Pay        01/01       01/01      01/01       01/01        01/01        01/01        01/01
 Last Prin Pay         07/29       06/15      11/10       05/08        10/06        12/03        07/03
-------------------------------------------------------------------------------------------------------


Class MV-1 (To Maturity)
      Pass Thru Margin:            0.65%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.66        7.66       7.66        7.66         7.66         7.68         7.68
================---------------------------------------------------------------------------------------
 WAL (yr)              27.57        9.07       6.16        4.84         4.43         5.08         4.19
 MDUR (yr)             11.23        6.06       4.60        3.84         3.61         4.05         3.46
 First Prin Pay        07/25       03/05      01/04       03/04        06/04        12/03        07/03
 Last Prin Pay         10/30       06/22      09/15       10/11        05/09        11/08        06/07
-------------------------------------------------------------------------------------------------------

                                       36
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class MV-1 (To Call)
      Pass Thru Margin:            0.65%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           7.66        7.65       7.65        7.65         7.65         7.65         7.65
================---------------------------------------------------------------------------------------
 WAL (yr)              27.35        8.65       5.89        4.65         4.29         4.50         3.76
 MDUR (yr)             11.21        5.94       4.49        3.74         3.53         3.69         3.16
 First Prin Pay        07/25       03/05      01/04       03/04        06/04        12/03        07/03
 Last Prin Pay         07/29       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------


Class MV-2 (To Maturity)
      Pass Thru Margin:            1.07%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.10        8.10       8.10        8.10         8.10         8.10         8.10
================---------------------------------------------------------------------------------------
 WAL (yr)              27.56        8.97       6.09        4.72         4.09         3.91         3.32
 MDUR (yr)             10.78        5.92       4.50        3.72         3.34         3.23         2.81
 First Prin Pay        07/25       03/05      01/04       02/04        03/04        05/04        11/03
 Last Prin Pay         09/30       05/20      02/14       08/10        06/08        12/06        12/05
-------------------------------------------------------------------------------------------------------


Class MV-2 (To Call)
      Pass Thru Margin:            1.07%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           8.10        8.09       8.09        8.09         8.09         8.09         8.09
================---------------------------------------------------------------------------------------
 WAL (yr)              27.35        8.65       5.89        4.59         4.00         3.84         3.26
 MDUR (yr)             10.76        5.83       4.42        3.65         3.28         3.19         2.77
 First Prin Pay        07/25       03/05      01/04       02/04        03/04        05/04        11/03
 Last Prin Pay         07/29       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------

                                       37
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

Class BV-1 (To Maturity)
      Pass Thru Margin:            1.95%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           9.02        9.02       9.02        9.02         9.02         9.02         9.02
================---------------------------------------------------------------------------------------
 WAL (yr)              27.55        8.74       5.93        4.57         3.91         3.60         3.06
 MDUR (yr)              9.92        5.62       4.31        3.55         3.15         2.95         2.57
 First Prin Pay        07/25       03/05      01/04       01/04        02/04        02/04        09/03
 Last Prin Pay         08/30       09/17      03/12       03/09        06/07        03/06        04/05
-------------------------------------------------------------------------------------------------------


Class BV-1 (To Call)
      Pass Thru Margin:            1.95%
-------------------------------------------------------------------------------------------------------

                      0% PPC     50% PPC    75% PPC    100% PPC     125% PPC     150% PPC     175% PPC
=======================================================================================================
 Yield at Par           9.02        9.02       9.02        9.02         9.02         9.02         9.02
================---------------------------------------------------------------------------------------
 WAL (yr)              27.35        8.64       5.88        4.55         3.89         3.58         3.05
 MDUR (yr)              9.91        5.60       4.29        3.54         3.14         2.94         2.57
 First Prin Pay        07/25       03/05      01/04       01/04        02/04        02/04        09/03
 Last Prin Pay         07/29       06/15      11/10       05/08        10/06        09/05        12/04
-------------------------------------------------------------------------------------------------------

                                       38
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                               GROUP I NET WAC CAP

Period     Net Available Funds Cap       Period     Net Available Funds Cap    Period    Net Available Funds Cap
------     -----------------------       ------     -----------------------    ------    -----------------------
1                   8.90%                37                  10.88%            73                 10.88%
2                   8.89%                38                  10.88%            74                 10.88%
3                   8.88%                39                  10.88%            75                 10.88%
4                   8.92%                40                  10.88%            76                 10.88%
5                   8.91%                41                  10.88%            77                 10.88%
6                   8.88%                42                  10.88%            78                 10.88%
7                   8.96%                43                  10.88%            79                 10.88%
8                   8.93%                44                  10.88%            80                 10.88%
9                   8.89%                45                  10.88%            81                 10.88%
10                  8.97%                46                  10.88%            82                 10.88%
11                  8.93%                47                  10.88%            83                 10.88%
12                  8.89%                48                  10.88%            84                 10.88%
13                  8.97%                49                  10.88%            85                 10.88%
14                  8.93%                50                  10.88%            86                 10.88%
15                  8.88%                51                  10.88%            87                 10.88%
16                  8.97%                52                  10.88%            88                 10.88%
17                  8.93%                53                  10.88%            89                 10.88%
18                  8.89%                54                  10.88%            90                 10.88%
19                  8.97%                55                  10.88%            91                 10.88%
20                  8.93%                56                  10.88%            92                 10.88%
21                  8.89%                57                  10.88%            93                 10.88%
22                  8.97%                58                  10.88%            94                 10.88%
23                  8.93%                59                  10.88%            95                 10.88%
24                  8.88%                60                  10.88%            96                 10.88%
25                  9.11%                61                  10.88%            97                 10.88%
26                  9.07%                62                  10.88%            98                 10.88%
27                  9.03%                63                  10.88%            99                 10.88%
28                  9.35%                64                  10.88%            100                10.88%
29                  9.31%                65                  10.88%
30                  9.28%                66                  10.88%
31                  9.39%                67                  10.88%
32                 10.88%                68                  10.88%
33                 10.88%                69                  10.88%
34                 10.88%                70                  10.88%
35                 10.88%                71                  10.88%
36                 10.88%                72                  10.88%

                                       39
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

      EFFECTIVE GROUP I NET WAC CAP INCLUDING PLEDGED PREPAYMENT PENALTIES

Period     Net Available Funds Cap       Period     Net Available Funds Cap    Period    Net Available Funds Cap
------     -----------------------       ------     -----------------------    ------    -----------------------
1                   8.98%                37                  11.19%            73                 10.88%
2                   9.00%                38                  11.16%            74                 10.88%
3                   9.03%                39                  11.16%            75                 10.88%
4                   9.10%                40                  11.16%            76                 10.88%
5                   9.13%                41                  11.16%            77                 10.88%
6                   9.15%                42                  11.16%            78                 10.88%
7                   9.26%                43                  11.16%            79                 10.88%
8                   9.27%                44                  11.16%            80                 10.88%
9                   9.28%                45                  11.16%            81                 10.88%
10                  9.37%                46                  11.16%            82                 10.88%
11                  9.34%                47                  11.16%            83                 10.88%
12                  9.30%                48                  11.16%            84                 10.88%
13                  9.38%                49                  11.16%            85                 10.88%
14                  9.34%                50                  11.16%            86                 10.88%
15                  9.29%                51                  11.16%            87                 10.88%
16                  9.38%                52                  11.16%            88                 10.88%
17                  9.34%                53                  11.16%            89                 10.88%
18                  9.29%                54                  11.16%            90                 10.88%
19                  9.37%                55                  11.16%            91                 10.88%
20                  9.33%                56                  11.16%            92                 10.88%
21                  9.29%                57                  11.16%            93                 10.88%
22                  9.37%                58                  11.16%            94                 10.88%
23                  9.33%                59                  11.16%            95                 10.88%
24                  9.28%                60                  10.95%            96                 10.88%
25                  9.51%                61                  10.95%            97                 10.88%
26                  9.47%                62                  10.88%            98                 10.88%
27                  9.43%                63                  10.88%            99                 10.88%
29                  9.71%                65                  10.88%            100                10.88%
30                  9.68%                66                  10.88%
31                  9.79%                67                  10.88%
32                 11.28%                68                  10.88%
33                 11.28%                69                  10.88%
34                 11.26%                70                  10.88%
35                 11.26%                71                  10.88%
36                 11.19%                72                  10.88%

                                       40
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                          GROUP II AVAILABLE FUNDS CAP

Period     Net Available Funds Cap       Period     Net Available Funds Cap    Period    Net Available Funds Cap
------     -----------------------       ------     -----------------------    ------    -----------------------
1                   9.51%                37                  12.02%            73                 16.27%
2                   9.25%                38                  12.32%            74                 16.27%
3                  10.23%                39                  13.17%            75                 18.01%
4                   9.31%                40                  12.32%            76                 16.27%
5                   9.61%                41                  13.55%            77                 16.81%
6                   9.29%                42                  13.16%            78                 16.27%
7                   9.65%                43                  13.60%            79                 16.81%
8                   9.33%                44                  13.45%            80                 16.27%
9                   9.32%                45                  13.45%            81                 16.27%
10                  9.64%                46                  13.90%            82                 16.81%
11                  9.32%                47                  14.24%            83                 16.27%
12                  9.62%                48                  14.77%            84                 16.81%
13                  9.32%                49                  14.29%            85                 16.27%
14                  9.31%                50                  14.58%            86                 16.27%
15                 10.28%                51                  16.14%            87                 17.39%
16                  9.33%                52                  14.58%            88                 16.27%
17                  9.62%                53                  15.60%            89                 16.81%
18                  9.29%                54                  15.14%            90                 16.27%
19                  9.58%                55                  15.65%            91                 16.81%
20                  9.25%                56                  15.34%            92                 16.27%
21                  9.22%                57                  15.34%            93                 16.27%
22                  9.50%                58                  15.85%            94                 16.81%
23                  9.57%                59                  15.73%            95                 16.27%
24                  9.91%                60                  16.26%            96                 16.81%
25                  9.56%                61                  15.73%            97                 16.27%
26                  9.69%                62                  15.87%            98                 16.27%
27                 10.69%                63                  17.57%            99                 18.01%
28                  9.62%                64                  15.87%            100                16.27%
29                 10.33%                65                  16.70%
30                 10.01%                66                  16.16%
31                 10.30%                67                  16.70%
32                 10.85%                68                  16.26%
33                 10.84%                69                  16.26%
34                 11.19%                70                  16.81%
35                 11.61%                71                  16.27%
36                 12.03%                72                  16.81%

                                       41
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

      EFFECTIVE GROUP II AVAILABLE FUNDS CAP INCLUDING PREPAYMENT PENALTIES

Period     Net Available Funds Cap       Period     Net Available Funds Cap    Period    Net Available Funds Cap
------     -----------------------       ------     -----------------------    ------    -----------------------
1                   9.78%                37                  12.46%            73                 16.27%
2                   9.51%                38                  12.55%            74                 16.27%
3                  10.58%                39                  13.42%            75                 18.01%
4                   9.68%                40                  12.55%            76                 16.27%
5                  10.05%                41                  13.80%            77                 16.81%
6                   9.78%                42                  13.41%            78                 16.27%
7                  10.21%                43                  13.86%            79                 16.81%
8                   9.93%                44                  13.71%            80                 16.27%
9                   9.98%                45                  13.71%            81                 16.27%
10                 10.39%                46                  14.17%            82                 16.81%
11                 10.10%                47                  14.50%            83                 16.27%
12                 10.49%                48                  15.04%            84                 16.81%
13                 10.22%                49                  14.56%            85                 16.27%
14                 10.27%                50                  14.85%            86                 16.27%
15                 11.43%                51                  16.44%            87                 17.39%
16                 10.43%                52                  14.85%            88                 16.27%
17                 10.82%                53                  15.89%            89                 16.81%
18                 10.52%                54                  15.43%            90                 16.27%
19                 10.90%                55                  15.95%            91                 16.81%
20                 10.60%                56                  15.63%            92                 16.27%
21                 10.59%                57                  15.63%            93                 16.27%
22                 10.93%                58                  16.15%            94                 16.81%
23                 10.66%                59                  15.81%            95                 16.27%
24                 11.05%                60                  16.33%            96                 16.81%
25                 10.66%                61                  15.76%            97                 16.27%
26                 10.68%                62                  15.87%            98                 16.27%
27                 11.79%                63                  17.57%            99                 18.01%
28                 10.61%                64                  15.87%            100                16.27%
29                 11.36%                65                  16.70%
30                 11.02%                66                  16.16%
31                 11.35%                67                  16.70%
32                 11.87%                68                  16.26%
33                 11.86%                69                  16.26%
34                 12.24%                70                  16.81%
35                 12.04%                71                  16.27%
36                 12.49%                72                  16.81%

                                       42
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON

                                   LEGAL FINAL

--------------------------------------------------------------------------------
CLASS                                         LEGAL FINAL
--------------------------------------------------------------------------------
AF-1                                          11/15
--------------------------------------------------------------------------------
AF-2                                          11/15
--------------------------------------------------------------------------------
AF-3                                          1/16
--------------------------------------------------------------------------------
AF-4                                          1/23
--------------------------------------------------------------------------------
AF-5                                          1/32
--------------------------------------------------------------------------------
AF-6                                          11/15
--------------------------------------------------------------------------------
MF-1                                          1/32
--------------------------------------------------------------------------------
MF-2                                          1/32
--------------------------------------------------------------------------------
BF-1                                          1/32
--------------------------------------------------------------------------------
AV-1                                          1/32
--------------------------------------------------------------------------------
MV-1                                          1/32
--------------------------------------------------------------------------------
MV-2                                          1/32
--------------------------------------------------------------------------------
BV-1                                          1/32
--------------------------------------------------------------------------------

                                       43
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON